Exhibit 24

                                POWER OF ATTORNEY

             Annual Report on Form 10-K for the Fiscal Year Ended
                               December 31, 2000


The undersigned directors of the following companies (each respectively the "Company")

                   Company                       State of Incorporation
                   -------                       ----------------------
 AEP Generating Company                                   Ohio
 Appalachian Power Company                              Virginia
 Central Power and Light Company                         Texas
 Columbus Southern Power Company                          Ohio
 Kentucky Power Company                                 Kentucky
 Ohio Power Company                                       Ohio
 Public Service Company of Oklahoma                     Oklahoma
 Southwestern Electric Power Company                    Delaware
 West Texas Utilities Company                            Texas

do hereby constitute and appoint E. LINN DRAPER, JR., ARMANDO A. PENA and HENRY W. FAYNE, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 28th day of February, 2001.


   /s/ E. Linn Draper, Jr.                   /s/ Thomas V. Shockley, III
------------------------------------      --------------------------------------
E. Linn Draper, Jr.                       Thomas V. Shockley, III


   /s/ Henry W. Fayne                        /s/ Susan Tomasky
------------------------------------      --------------------------------------
Henry W. Fayne                            Susan Tomasky


   /s/ Wm. J. Lhota                          /s/ J. H. Vipperman
------------------------------------      --------------------------------------
Wm. J. Lhota                              J. H. Vipperman


   /s/ Armando A. Pena
------------------------------------
Armando A. Pena